UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        August 24, 2005
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                                 Six Flags, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         1-13703                                          13-3995059
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(Commission File Number)                       (IRS Employer Identification No.)


       11501 Northeast Expressway
         Oklahoma City, Oklahoma                                73131
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(Address of Principal Executive Offices)                     (Zip Code)


                                 (405) 475-2500
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03   Material Modification of Rights of Security Holders.

         On August 17, 2005, Red Zone LLC ("Red Zone") publicly filed with the Securities and Exchange Commission a preliminary consent solicitation statement in which it announced its intention to: (i) solicit consents (the "Red Zone Solicitation") to (A) remove Kieran Burke, James Dannhauser and Stanley Shuman from the Board of Directors of Six Flags, Inc. (the "Company") and replace them with Daniel M. Snyder, Mark Shapiro and Dwight Schar and (B) amend the Company's Bylaws in the manner described in the preliminary consent solicitation statement to facilitate the change in Board composition; and (ii) commence a tender offer (the "Red Zone Offer") to purchase up to 34.9% of the Company's outstanding common stock (the calculation of such percentage to include any shares owned by Red Zone at the time shares are accepted for purchase pursuant to such offer), subject to conditions described in the preliminary consent solicitation statement.

         On August 24, 2005, the Board of Directors of the Company, as permitted by the Second Amended and Restated Rights Agreement, by and between the Company and The Bank of New York, as rights agent, dated as of September 14, 2004 (the "Rights Agreement"), determined that the Distribution Date (as defined in the Rights Agreement) shall not occur by reason of the Red Zone Offer (including, without limitation, any announcement of an intention to commence such an offer and any subsequent commencement thereof) until such date as may be determined by action of the Board of Directors prior to the time any Person (as defined in the Rights Agreement) becomes an Acquiring Person (as defined in the Rights Agreement) (or, if earlier, the day immediately prior to the date on which an Acquiring Person becomes such).


Item 8.01   Other Events.

         On August 25, 2005, the Company issued a press release announcing that the Company's Board of Directors had unanimously determined to seek proposals from third parties regarding a possible sale of the Company. The Company also announced that the Board of Directors unanimously determined to oppose the Red Zone Solicitation and Red Zone Offer, if and when they are commenced.

         A copy of the press release, dated August 25, 2005, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01   Financial Statements and Exhibits.

(c)      Exhibits

         99.1     Press Release of Six Flags, Inc., dated August 25, 2005.



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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      SIX FLAGS, INC.

                                      By: /s/ James F. Dannhauser
                                          ------------------------------------
                                          Name: James F. Dannhauser
                                          Title: Chief Financial Officer

Date: August 25, 2005























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
                                  EXHIBIT INDEX

Exhibit No.      Description
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99.1             Press Release of Six Flags, Inc., dated August 25, 2005.

































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